Details of Significant Accounts - Summary of Cash and Cash Equivalents (Details) $ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 TWD ($)	Dec. 31, 2018 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2016 TWD ($)
Cash And Cash Equivalents [Abstract]
Cash on hand	$ 2	$ 50		$ 56
Checking and demand deposits	32,727	978,854		807,428
Time deposits	1,503	44,970
Cash and cash equivalents	$ 34,232	$ 1,023,874	$ 26,997	$ 807,484	$ 951,713	$ 1,798,800